WisdomTree Trust

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

(the “Fund”)

Supplement dated May 9, 2025 to the Fund’s currently effective

Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each as supplemented

Effective on or about May 9, 2025 (the “Effective Date”), the WisdomTree Artificial Intelligence & Innovation Index (the “Index”), the performance of which, before fees and expenses, the Fund seeks to track, will change the frequency with which it is reconstituted and/or rebalanced from semi-annually to quarterly.

Accordingly, on the Effective Date, the first sentence of the seventh paragraph under the heading “Principal Investment Strategies of the Fund” in the Fund’s Fund Summary section of the Prospectus will be deleted in its entirety and replaced with the sentence below.

The Index is reconstituted and rebalanced quarterly.

In addition, on the Effective Date, the second paragraph under the headings “INDEX DESCRIPTIONS -Index Screening/Rebalance Dates” in the Fund’s SAI will be deleted in its entirety and replaced with the paragraph below.

Megatrend Funds, except Cloud Computing Fund. The WisdomTree Battery Value Chain and Innovation Index, WisdomTree BioRevolution Index and WisdomTree Team8 Cybersecurity Index are rebalanced and/or reconstituted on a semi-annual basis. The WisdomTree Artificial Intelligence & Innovation Index is rebalanced and/or reconstituted on a quarterly basis. Except as otherwise indicated by an Index provider or relevant Index Committee, new securities are added to an Index only during a reconstitution of the Index.

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The change to the Index’s reconstitution and/or rebalance frequency will not affect the Fund’s investment objective or the implementation of its principal investment strategies and is not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-WTAI-0525